LNB Bancorp, Inc.
Exhibit to Form 10-K
(For the twelve months ended December 31, 2004)
Exhibit Number (32(a))
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ENACTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
      In connection with the Annual Report of LNB Bancorp, Inc. (the “Corporation”) on Form 10-K for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel E. Klimas, President and Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Daniel E. Klimas

Daniel E. Klimas
President and Chief Executive Officer
March 11, 2005

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